Ivy Variable Insurance Portfolios

Supplement dated November 4, 2019 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2019

as supplemented July 2, 2019

The following replaces the third paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Specific Securities and Investment Practices — each Portfolio except the Pathfinder Portfolios and the Managed Volatility Portfolios (except as noted herein) — Loans and Other Direct Debt Instruments — Floating Interest Rate Loans” section on page 21:

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Supplement	Statement of Additional Information	1